-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): June 15, 2004


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-01                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2003-1. This report and exhibit is being filed, pursuant to the terms of agreements dated October 7, 2003.

     On October 7, 2003, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2003-1 (the "Trust"). Also on October 7, 2003, the Trust entered into
(1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     Additionally on October 7, 2003 Bear Stearns Asset Backed Funding II Inc. entered into (1) a Receivables Purchase Agreement (the "WALT Receivables Purchase Agreement"), between Whole Auto Loan Trust as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, (2) a Receivables Purchase Agreement (the "ALFT 2002-1 Receivables Purchase Agreement"), between Auto Loan Funding Trust 2002-1, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser, (3) a Receivables Purchase Agreement (the "ALFT II Receivables Purchase Agreement"), between Auto Loan Funding Trust II, as seller and Bear
Stearns Asset Backed Funding II Inc., as purchaser and (4) a Receivables Purchase Agreement (the "ALFT IV Receivables Purchase Agreement" together with the WALT Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement, and the ALFT II Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between Auto Loan Funding Trust IV, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser.

     On June 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 15, 2004 as Exhibit 99.1.

Whole Auto Loan Trust 2003-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  June 21, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2003-1
                        Statement to Certificateholders
                                June 15, 2004


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                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            BEGINNING                                                             ENDING
               FACE               PRINCIPAL                                                             PRINCIPAL
   CLASS       VALUE              BALANCE            PRINCIPAL        INTEREST           TOTAL          BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1             758,000,000.00                0.00             0.00            0.00            0.00                0.00
A2A            834,000,000.00      806,616,433.82    87,730,809.59      941,052.51   88,671,862.10      718,885,624.23
A2B             20,000,000.00       19,343,319.76     2,103,856.35       59,480.71    2,163,337.06       17,239,463.41
A3A            160,875,000.00      160,875,000.00             0.00      246,675.00      246,675.00      160,875,000.00
A3B            273,250,000.00      273,250,000.00             0.00      453,139.58      453,139.58      273,250,000.00
A3C            160,875,000.00      160,875,000.00             0.00      288,234.38      288,234.38      160,875,000.00
A4             462,605,000.00      462,605,000.00             0.00      994,600.75      994,600.75      462,605,000.00
B               69,520,000.00       69,520,000.00             0.00      129,770.67      129,770.67       69,520,000.00
C               27,805,000.00       27,805,000.00             0.00       72,524.71       72,524.71       27,805,000.00
D               69,520,000.00       69,520,000.00             0.00      347,600.00      347,600.00       69,520,000.00
CERT                     0.00                0.00             0.00            0.00            0.00                0.00
TOTALS       2,836,450,000.00    2,050,409,753.58    89,834,665.94    3,533,078.31   93,367,744.25    1,960,575,087.64
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1      96683MAH6        0.00000000     0.00000000     0.00000000       0.00000000            0.00000000       A1       1.100000 %
A2A     96683MAJ2      967.16598779   105.19281725     1.12836032     106.32117758          861.97317054       A2A      1.400000 %
A2B     96683MAQ6      967.16598800   105.19281750     2.97403550     108.16685300          861.97317050       A2B      3.690000 %
A3A     96683MAR4    1,000.00000000     0.00000000     1.53333333       1.53333333        1,000.00000000       A3A      1.840000 %
A3B     96683MAK9    1,000.00000000     0.00000000     1.65833332       1.65833332        1,000.00000000       A3B      1.990000 %
A3C     96683MAS2    1,000.00000000     0.00000000     1.79166670       1.79166670        1,000.00000000       A3C      2.150000 %
A4      96683MAL7    1,000.00000000     0.00000000     2.15000000       2.15000000        1,000.00000000       A4       2.580000 %
B       96683MAM5    1,000.00000000     0.00000000     1.86666671       1.86666671        1,000.00000000       B        2.240000 %
C       96683MAN3    1,000.00000000     0.00000000     2.60833339       2.60833339        1,000.00000000       C        3.130000 %
D       96683MAP8    1,000.00000000     0.00000000     5.00000000       5.00000000        1,000.00000000       D        6.000000 %
TOTALS                 722.87886392    31.67151402     1.24559866      32.91711268          691.20734991
--------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------



                RECEIVABLES
                                        Beginning Receivables Balance                                               2,184,049,344.90
                                        Ending Receivables Balance                                                  2,094,422,410.73
                                        Beginning Number of Contracts                                                        143,525
                                        Ending Number of Contracts                                                           140,573

                COLLECTIONS
                                        Interest:
                                        Interest Collections                                                            6,587,093.43
                                        Reinvestment Income                                                                66,282.67
                                        Repurchased Loan Proceeds Related to Interest                                       2,124.55
                                        Total Interest Collections                                                      6,655,500.65

                                        Principal:
                                        Principal Collections                                                          57,557,255.11
                                        Prepayments in Full                                                            28,848,577.23
                                        Repurchased Loan Proceeds Related to Principal                                    829,392.80
                                        Total Principal Collections                                                    87,235,225.14

                                        Recoveries and Liquidation Proceeds                                             1,333,460.40

                                        Total Collections                                                              95,224,186.19

                                        Principal Losses for Collection Period                                          2,391,709.03

                DISTRIBUTIONS
                Fees:
                                        Receivable Servicers                                                            1,820,041.12
                                        Data Administration and Reporting Fees:                                            36,400.82
                                        Total Fees:                                                                     1,856,441.94

                Interest Distribution Amounts
                                        Interest Due - Class A-1                                                                0.00
                                        Interest Paid - Class A-1                                                               0.00
                                        Shortfall - Class A-1                                                                   0.00
                                        Carryover Shortfall - Class A-1                                                         0.00
                                        Change in Carryover Shortfall - Class A-1                                               0.00

                                        Interest Due - Class A-2a                                                         941,052.51
                                        Interest Paid - Class A-2a                                                        941,052.51
                                        Shortfall - Class A-2a                                                                  0.00
                                        Carryover Shortfall - Class A-2a                                                        0.00
                                        Change in Carryover Shortfall - Class A-2a                                              0.00

                                        Interest Due - Class A-2b                                                          59,480.71
                                        Interest Paid - Class A-2b                                                         59,480.71
                                        Shortfall - Class A-2b                                                                  0.00
                                        Carryover Shortfall - Class A-2b                                                        0.00
                                        Change in Carryover Shortfall - Class A-2b                                              0.00


                                        Interest Due - Class A-3a                                                         246,675.00
                                        Interest Paid - Class A-3a                                                        246,675.00
                                        Shortfall - Class A-3a                                                                  0.00
                                        Carryover Shortfall - Class A-3a                                                        0.00
                                        Change in Carryover Shortfall - Class A-3a                                              0.00

                                        Interest Due - Class A-3b                                                         453,139.58
                                        Interest Paid - Class A-3b                                                        453,139.58
                                        Shortfall - Class A-3b                                                                  0.00
                                        Carryover Shortfall - Class A-3b                                                        0.00
                                        Change in Carryover Shortfall - Class A-3b                                              0.00

                                        Interest Due - Class A-3c                                                         288,234.38
                                        Interest Paid - Class A-3c                                                        288,234.38
                                        Shortfall - Class A-3c                                                                  0.00
                                        Carryover Shortfall - Class A-3c                                                        0.00
                                        Change in Carryover Shortfall - Class A-3c                                              0.00

                                        Interest Due - Class A-4                                                          994,600.75
                                        Interest Paid - Class A-4                                                         994,600.75
                                        Shortfall - Class A-4                                                                   0.00
                                        Carryover Shortfall - Class A-4                                                         0.00
                                        Change in Carryover Shortfall - Class A-4                                               0.00

                                        Interest Due - Class B                                                            129,770.67
                                        Interest Paid - Class B                                                           129,770.67
                                        Shortfall - Class B                                                                     0.00
                                        Carryover Shortfall - Class B                                                           0.00
                                        Change in Carryover Shortfall - Class B                                                 0.00

                                        Interest Due - Class C                                                             72,524.71
                                        Interest Paid - Class C                                                            72,524.71
                                        Shortfall - Class C                                                                     0.00
                                        Carryover Shortfall - Class C                                                           0.00
                                        Change in Carryover Shortfall - Class C                                                 0.00

                                        Interest Due - Class D                                                            347,600.00
                                        Interest Paid - Class D                                                           347,600.00
                                        Shortfall - Class D                                                                     0.00
                                        Carryover Shortfall - Class D                                                           0.00
                                        Change in Carryover Shortfall - Class D                                                 0.00

                                        Interest Due - Total                                                            3,533,078.31
                                        Interest Paid - Total (Includes Certificates)                                   3,533,078.31
                                        Shortfall - Total                                                                       0.00
                                        Carryover Shortfall - Total                                                             0.00
                                        Change in Carryover Shortfall - Total                                                   0.00

                Principal Allocations
                                        First Allocation of Principal                                                           0.00
                                        Second Allocation of Principal                                                          0.00
                                        Third Allocation of Principal                                                           0.00
                                        Regular Principal Allocation                                                   89,834,665.94
                                        Total Principal Allocations                                                    89,834,665.94

                Principal Distribution Amounts
                                        Principal Distribution - Class A-1                                                      0.00
                                        Principal Distribution - Class A-2a                                            87,730,809.59
                                        Principal Distribution - Class A-2b                                             2,103,856.35
                                        Principal Distribution - Class A-3a                                                    -0.00
                                        Principal Distribution - Class A-3b                                                    -0.00
                                        Principal Distribution - Class A-3c                                                    -0.00
                                        Principal Distribution - Class A-4                                                      0.00
                                        Principal Distribution - Class B                                                        0.00
                                        Principal Distribution - Class C                                                        0.00
                                        Principal Distribution - Class D                                                        0.00

                                        Certificate Distribution                                                                0.00

                Total Distribution                                                                                     95,224,186.19

                PORTFOLIO INFORMATION
                                        Weighted Average Coupon                                                               3.89 %
                                        Weighted Average Original Term (months)                                                59.33
                                        Weighted Average Remaining Term                                                        40.40
                                        Weighted Average Age (months)                                                          19.87
                                        Remaining Number of Receivables                                                      140,573
                                        Portfolio Receivable Balance (end of period)                                2,094,422,410.73

                                                              Discount Receivables                                  1,422,450,120.19
                                                              Non-Discount Receivables                                561,471,298.11
                                        Adjusted Portfolio Receivable Balance (end of period)                       1,983,921,418.30

                OVERCOLLATERALIZATION INFORMATION
                                        Overcollateralization Amount                                                   23,346,330.66
                                        Target Level of Overcollateralization                                          27,808,426.61

                NET LOSS AND DELINQUENCY* ACCOUNT ACTIVITY
                                        Total Principal Losses for Collection Period                                    2,391,709.03
                                        Recoveries and Liquidation Proceeds                                             1,333,460.40
                                        Net Losses for Collection Period                                                1,058,248.63
                                        Net Loss Rate for Collection Period(annualized)                                     0.5814 %

                                        Cumulative Net Losses for all Periods($)                                        9,578,323.33
                                        Cumulative Net Losses for all Periods(% of original portfolio)                      0.3240 %

                                        Delinquent* Receivables
                                        Number of Contracts
                                        31 - 60 Days Delinquent                                                                2,041
                                        61 - 90 Days Delinquent                                                                  227
                                        91 - 120 Days Delinquent                                                                  62
                                        Over 120 Days Delinquent                                                                 106
                                        Sub Total                                                                              2,436
                                        Repossesions (# of vehicles)                                                             216
                                        Total Number of Delinquencies and Repossesions                                         2,652

                                        $ Amount of Delinquency*
                                        31 - 60 Days Delinquent                                                        31,652,500.55
                                        61 - 90 Days Delinquent                                                         3,524,193.67
                                        91 - 120 Days Delinquent                                                          991,329.23
                                        Over 120 Days Delinquent                                                        1,761,882.63
                                        Sub Total                                                                      37,929,906.08
                                        Repossesions                                                                    3,521,576.97
                                        Total Amount of Delinquencies and Repossesions                                 41,451,483.05

                                        % of End Period Balance*
                                        31 - 60 Days Delinquent                                                             1.5113 %
                                        61 - 90 Days Delinquent                                                             0.1683 %
                                        91 - 120 Days Delinquent                                                            0.0473 %
                                        Over 120 Days Delinquent                                                            0.0841 %
                                        Sub Total                                                                           1.8110 %
                                        Repossesions                                                                        0.1681 %
                                        Total % of Delinquencies and Repossesions                                           1.9791 %


                                        Monthly Net Loss Rate:

                                        Current Collection Period                                                           0.0485 %
                                        Preceding Collection Period                                                         0.0560 %
                                        Second Preceding Collection Period                                                  0.0728 %
                                        Three Month Average                                                                 0.0591 %
                                        Annualized Average Net Loss Rate                                                    0.7091 %


* As of the May 2004 Investor Report, delinquencies are determined by the Servicer solely based on the days past due for each account.  Prior to the May 2004 Investor Report, additional data provided by the Receivables Servicers was utilized in the delinquency determination.

